UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 16,  2020

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On December 16, 2020, the Board of Directors of Lake Shore Bancorp, Inc. (the “Company”) appointed Catharine M. Young to the Company’s Board of Directors effective January 1, 2021.

Ms. Young is currently the executive director of the New York State Center of Excellence for Food and Agriculture at Cornell University’s AgriTech Center, an important hub established by New York State to connect New York businesses with the expertise and resources they need to innovate and grow New York’s food, beverage and agriculture economy.  She has held this position since March 2019.  Prior to this, Ms. Young served in the New York State Legislature most recently as a State Senator for 14 years representing Western New York’s 57th District, which included Chautauqua, Cattaraugus, Allegany and part of Livingston counties.  As a state senator she held a variety of leadership positions, including chair of the Senate’s Finance Committee and Housing, Construction and Community Development Committee.

The Boards of Directors of Lake Shore, MHC (the Company’s majority stockholder) and Lake Shore Savings Bank also appointed Ms. Young to their respective boards.

There were no understandings or arrangements with any person regarding this appointment to the Board of the Company.  Ms. Young has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.   The Board has not yet determined which committee Ms. Young will serve as a member.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 16, 2020, the Board of Directors of the Company amended its bylaws effective January 1, 2021 to increase the number of directors from nine members to ten members.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01Financial Statements and Exhibits.

(d)   Exhibits

3.2    Amended and Restated Bylaws of Lake Shore Bancorp, Inc.

99.1 Press release of Lake Shore Bancorp, Inc. dated December 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

By: /s/ Rachel A. Foley

Name: Rachel A. Foley

Title: Chief Financial Officer and Treasurer

Date: December 21,  2020